Adoption of new accounting standards and future accounting changes	12 Months Ended
Dec. 31, 2018
Disclosure of expected impact of initial application of new standards or interpretations [abstract]
Adoption of new accounting standards and future accounting changes
4	Adoption of new accounting standards and future accounting changes

The Company adopted IFRS 9, Financial Instruments, and IFRS 15 – Revenue from Contracts with Customers effective January 1, 2018 on a modified retrospective basis. Refer to Note 2 for the adoption of IFRS 9 and IFRS 15.

Future accounting changes

The following standards and amendments to existing standards have been published and are mandatory for annual periods beginning January 1, 2019, or later periods:

IFRS 16, Leases (“IFRS 16”)

In January 2016, the IASB issued this standard which is effective for periods beginning on or after January 1, 2019, which replaces the current guidance in IAS 17, Leases, and is to be applied either retrospectively or a modified retrospective approach. Early adoption is permitted, but only in conjunction with IFRS 15, Revenue from Contracts with Customers. Under IAS 17, lessees were required to make a distinction between a finance lease (on balance sheet) and an operating lease (off balance sheet). IFRS 16 now requires lessees to recognize a lease liability reflective of future lease payments and a “right-of-use asset” for virtually all lease contracts. The Company is in the process of determining the effect that the adoption of IFRS 16 will have on its consolidated financial statements.